SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2003

DOCUCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	00-1033864 (Commission File Number)	75-2690838 (IRS employment identification no.)

5910 North Central Expressway, Suite 800
Dallas, Texas 75206
(Address of principal executive offices)

Registrant’s telephone number, including area code 214-891-6500

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

     Exhibit 99.1— Press release, dated November 19, 2003

Item 12. Results of Operations and Financial Condition

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

     On November 19, 2003, the Company issued a press release regarding its results of operations for the quarter ended October 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.

Date: November 24, 2003	By:	/s/ John H. Gray

John H. Gray, Senior Vice President, Finance and Administration

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